Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82



[Television commercial. Video of fencers sparring and having a conversation:] [Fencer one states:] My mutual funds are in bad shape these days.
[Fencer two states:] My fund's been hit recently but long-term it has performed well.
[Video supers and dissolves]
[Title slide reading:] CGM Realty Fund Managed by Ken Heebner
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] How's that possible in a market like this?
[Fencer two states:] My fund invests in homebuilders and real estate stocks - might be a good way to go.
[Fencer one states:] Just how good is this CGM Realty Fund?
[Video dissolves and a title slide supers and is held that reads:]  CGM
Realty Fund One-Year Total Return 13.0% (10/1/01-9/30/02)
[In smaller type below (with larger numbers):] 13.0%, 2.8% and 11.6% are the average annual total returns for CGM Realty Fund for the 1- and 5-year periods ended 9/30/02 and from inception on 5/13/94 through 9/30/02. Current performance may be lower or higher.
[Fencer two states:] It's up 13% over the twelve months through September 30. [Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] Maybe I should get into that.
[Fencer two states:] My point exactly.
[Video dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:]
CGM Realty Fund 1-800-CGM-INFO [in large type and the following disclosure in smaller type:]
The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return for five years and since inception would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell your shares. For current performance information through the most recent month-end and a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.

[Voice reads:] For a prospectus and current performance information through the most recent month-end, call 1-800-CGM-INFO.
[Commercial ends.]